Exhibit99.1
                                                    Contact: Karl F. Schmitt Jr.
                                                                  (502) 636-4594
                                                           WWW.KENTUCKYDERBY.COM



              CHURCHILL DOWNS REPORTS RECORD THIRD QUARTER EARNINGS



                  NET REVENUES UP 89% TO NEW THIRD QUARTER HIGH

LOUISVILLE, Ky. (Oct. 27, 1999)  Churchill Downs Incorporated (Nasdaq/NM: CHDN)
today  reported  third  quarter   and nine  months results for the  period ended
September 30, 1999.

        Net revenues of $63.1 million marked a new third-quarter record, up 89 percent compared with $33.3 million for the same period a year ago. Net earnings for the quarter totaled $1.2 million, or $0.12 per share diluted, compared with a net loss of $655,000, or $0.09 per share diluted, a year ago.

        Net revenues for the first nine months of 1999 were $164.9 million, a 42 percent increase over $116.1 million reported for the same period for 1998. Net earnings for the nine months were $11.8 million, up 5 percent compared with $11.3 million in the year-earlier period. Earnings per share for the nine months were $1.43 diluted on 8.3 million average shares outstanding compared with $1.51 diluted in 1998 on 7.5 million average shares outstanding.

        The increases of 27 percent and 11 percent in the number of average diluted shares outstanding for the third quarter and nine months, respectively, are due principally to the public offering of 2.3 million common shares in July 1999.

        "The net earnings for the third quarter, which exceeded analysts' estimates, highlight the value of our acquisition initiative," remarked Thomas
H. Meeker, president and chief executive officer of Churchill Downs Incorporated. "We historically have not been profitable during this period due to the lack of live racing at our flagship Churchill Downs operation. A key element of our growth strategy is to reduce the seasonality in our results by building a year-round simulcast product that is integrated with live racing at our various race tracks. The third quarter marked the first full quarter in which we have benefitted from a contribution from Calder Race Course which we acquired in April 1999. Calder's racing season this year spanned the entire third quarter and will

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extend  through  the fourth  period as well.  This was the  second  year for the inclusion of Ellis Park, which we acquired in April 1998, and it positively contributed to earnings for the third quarter in both years. The timing of the Ellis Park acquisition resulted in a decrease in operating income for Ellis Park in the nine months in 1999 due to the loss experienced in the first quarter when the racetrack was not running."

        Meeker added, "We believe our financial performance in the fourth quarter will also show significant improvement compared with the year-earlier results. Last month we completed the acquisition of Hollywood Park Race Track which will conduct live racing from mid-November through late December. We believe the initial contribution from Hollywood Park, combined with the results of Churchill Downs' Fall meet, and a continued strong performance by Calder, will help us offset the increased expenses we are incurring as a result of our development activities and overall corporate expansion. As in the third period, we will have a significantly higher number of shares outstanding in the fourth quarter as a result of our public offering earlier this year, which will continue to affect our per share comparisons through the first two quarters of 2000.

        "Although there are a number of challenges, we are excited about our opportunities for building on this strong momentum. The seasonality of our live racing will continue to affect the pace of our quarterly results; and although we have taken steps to mitigate the impact on earnings of increases in short-term interest rates, we do have a more leveraged capital structure that will be impacted by rising interest rates. We have broadened our operating scope considerably this year and an immediate priority is to continue to integrate our various racing operations into a cohesive unit that benefits from the distinctive strengths of each facility. As a result of our acquisitions, we are now able to offer 217 days of live racing programming each year. We intend to enhance this sound foundation by adding racing programs and to capitalize on the growing, worldwide simulcast wagering market."

        Churchill Downs Incorporated, headquartered in Louisville, Ky., is one of the world's leading horse racing companies. Its flagship operation, Churchill Downs, is home of the Kentucky Derby and will host its 126th running on May 6, 2000. The Company has additional racing and simulcast- wagering operations in Kentucky, Indiana , Florida and California and interests in various racing services companies. Churchill Downs Incorporated can be found on the Internet at WWW.KENTUCKYDERBY.COM.
        This press release contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the presently estimated amounts. These risks and uncertainties include:


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the continued ability  of the  Company  to effectively compete for the country's top horses and trainers necessary to field high-quality horse racing; the continued ability of the Company to grow its share of the interstate simulcast market; a substantial change in regulations affecting our gaming activities;
a  substantial  change in  allocation  of   live  racing  days;  the  impact of
competition from alternative gaming (including lotteries, land-based , riverboat and cruise ship casinos) and other sports and entertainment options in those markets in which the Company operates; a decrease in riverboat admissions revenue from the Company's Indiana operations; Year 2000 computer issues; and the Company's success in its pursuit of strategic initiatives designed to generate additional revenues.


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



                          CHURCHILL DOWNS INCORPORATED
                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
         for the nine and three months ended September 30, 1999 and 1998
                                   (Unaudited)

                             Nine Months Ended September 30,  Three Months Ended September 30,
                                   1999                1998      1999          1998

Net  revenues                  $164,878,881   $116,058,759    $63,076,130   $33,299,256
Operating expenses              128,787,641     88,884,904     53,967,962    30,548,256
                               ------------   ------------    -----------   -----------

     Gross profit                36,091,240     27,173,855      9,108,168     2,751,000

Selling, general and
     administrative expenses     12,362,704      8,739,883      5,473,203     3,767,288
                               ------------   ------------    -----------   -----------

     Operating income (loss)     23,728,536     18,433,972      3,634,965    (1,016,288)
                               ------------   ------------    -----------   -----------

Other income (expense):
          Interest income           566,410        449,543        204,177        87,238
          Interest expense       (4,162,041)      (646,521)    (1,953,209)     (241,224)
          Miscellaneous, net        293,742        261,545        168,717        95,359
                               ------------   ------------    -----------   -----------

                                 (3,301,889)        64,567     (1,580,315)      (58,627)
                               ------------   ------------    -----------   -----------

Earnings (loss) before
     income tax provision        20,426,647     18,498,539      2,054,650    (1,074,915)
                               ------------   ------------    -----------   -----------

Federal and state income
     tax (provision) benefit     (8,579,192)    (7,200,000)      (862,953)      420,000
                               ------------   ------------    -----------   -----------

     Net earnings (loss)       $ 11,847,455   $ 11,298,539    $ 1,191,697   $  (654,915)
                               ============   ============    ===========   ===========

Net earnings (loss) per share:
     Basic                            $1.45          $1.52           $.13         $(.09)
     Diluted                          $1.43          $1.51           $.12         $(.09)

Weighted average shares
outstanding:
     Basic                        8,175,473      7,438,159      9,455,127     7,522,309
     Diluted                      8,296,761      7,496,524      9,552,088     7,522,309


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



                          CHURCHILL DOWNS INCORPORATED
              CONDENSED SUPPLEMENTAL INFORMATION BY OPERATING UNIT
         for the nine and three months ended September 30, 1999 and 1998
                                   (Unaudited)


                       Nine Months Ended September 30,  Three Months Ended September 30,
                              1999           1998           1999           1998

Net revenues:
  Churchill Downs         $ 66,652,774    $64,711,639    $ 5,519,530   $ 5,482,627
     including corporate
     expenses
  Hollywood Park             1,117,105           -         1,117,105          -
  Calder Race Course        39,052,563           -        27,351,508          -
  Hoosier Park              37,514,350     34,539,958     13,256,799    12,647,820
  Ellis Park                18,491,338     16,038,980     15,528,844    14,741,456
  Other operations           4,377,962      1,676,735      1,666,659       729,903
                          ------------   ------------   ------------   -----------
                           167,206,092    116,967,312     64,440,445    33,601,806
  Eliminations              (2,327,211)      (908,553)    (1,364,315)     (302,550)
                          ------------   ------------   ------------   -----------
                          $164,878,881   $116,058,759   $ 63,076,130   $33,299,256
                          ============   ============   ============   ===========

EBITDA:
  Churchill Downs          $14,052,039    $14,737,642    $(5,417,054)  $(4,425,311)
    including corporate
    expenses
  Hollywood Park              (541,693)          -          (541,693)         -
  Calder Race Course         8,865,400           -         6,977,571          -
  Hoosier Park               5,131,259      4,390,653      1,744,482     1,383,711
  Ellis Park                 2,833,654      2,890,024      3,636,724     3,318,564
  Other operations           1,114,714        649,557        453,027       222,893
                          ------------   ------------   ------------   -----------
                           $31,455,373    $22,667,876    $ 6,853,057   $   499,857
                          ============   ============   ============   ===========

Operating income (loss):
  Churchill Downs          $11,378,418    $11,952,131    $(6,287,079)  $(5,344,420)
     including corporate
     expenses
  Hollywood Park              (794,693)          -          (794,693)         -
  Calder Race Course         7,364,230           -         6,062,235          -
  Hoosier Park               4,182,522      3,565,578      1,416,692     1,108,686
  Ellis Park                 1,842,130      2,516,812      3,292,118     3,145,516
  Other operations            (244,071)       399,451        (54,306)       73,930
                          ------------   ------------   ------------   -----------
                           $23,728,536    $18,433,972    $ 3,634,967   $(1,016,288)
                          ============   ============   ============   ===========


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



                          CHURCHILL DOWNS INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                         September 30,   December 31,   September 30,
               ASSETS                        1999            1998           1998
                                             ----            ----           ----
Current assets:
     Cash and cash equivalents           $ 27,935,299     $ 6,379,686   $  8,130,380
     Accounts receivable                   14,812,135      11,968,114     10,925,891
     Other current assets                   3,110,220       1,049,084        564,286
                                         ------------    ------------   ------------
          Total current assets             45,857,654      19,396,884     19,620,557

Other assets                                6,167,279       3,796,292      4,202,289
Plant and equipment, net                  275,630,759      83,088,204     83,949,445
Intangible assets, net                     61,899,268       8,369,395      9,636,961
                                         ------------    ------------   ------------
                                         $389,554,960    $114,650,775   $117,409,252
                                         ============    ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                    $ 14,671,367    $  6,380,785   $ 10,312,702
     Accrued expenses                      21,172,818       8,247,945      8,596,301
     Dividends payable                           -          3,762,521           -
     Income taxes payable                   1,529,022         257,588      2,310,085
     Deferred revenue                       3,093,814       8,412,552      5,647,027
     Long-term debt, current portion          465,321         126,812        128,404
                                         ------------    ------------   ------------
          Total current liabilities        40,932,342      27,188,203     26,994,519

Long-term debt, due after one year        186,103,789      13,538,027      9,543,201
Other liabilities                           6,709,702       1,755,760      3,126,132
Deferred income taxes                      15,937,932       6,937,797      8,000,643
Shareholders' equity:
     Preferred stock, no par
          value; authorized, 250,000
          shares; issued, none                   -                              -
     Common stock, no par value;
          authorized, 50,000,000
          shares,  issued  9,853,627
          shares,  September  30,  1999,
          7,525,041 shares,
          December 31, 1998 and
          September 30, 1998               71,633,498       8,926,975      8,926,975
     Retained earnings                     68,446,412      56,598,957     61,141,469
     Deferred compensation costs             (143,715)       (229,944)      (258,687)
     Note receivable for common stock         (65,000)        (65,000)       (65,000)
                                         ------------    ------------   ------------
                                          139,871,195      65,230,988     69,744,757
                                         ------------    ------------   ------------
                                         $389,554,960    $114,650,775   $117,409,252
                                         ============    ============   ============



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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHURCHILL DOWNS INCORPORATED



        October 27, 1999                \s\ Robert L. Decker
                                        ---------------------------------------
                                        Robert L. Decker
                                        Executive Vice President and Chief
                                        Financial Officer
                                        (Principal Financial Officer)



        October 27, 1999                \s\Vicki L. Baumgardner
                                        ----------------------------------------
                                        Vicki L. Baumgardner
                                        Vice President, Finance and Treasurer
                                        (Principal  Accounting Officer)


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